SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report May 9, 2005


                             ANNAPOLIS BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


        Maryland                     000-22961                  52-1595772
        --------                     ---------                  ----------
(State or other jurisdiction    (Commission File No.)          (IRS Employer
     of incorporation)                                    Identification Number)


                  1000 Bestgate Road, Annapolis, Maryland 21401
                  ---------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: (410) 224-4455
                                                    ---------------

                                 Not Applicable.
                                 ---------------
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-14c))

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Item 2.02 Results of Operations and Financial Condition.
--------- ----------------------------------------------

     The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition":

     On May 9, 2005 Annapolis Bancorp, Inc. issued a press release reporting first quarter 2005 financial results. The press release is attached hereto as
Exhibit 99.1


Item 9.01 Financial Statements and Exhibits.
--------- ----------------------------------

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits

Exhibit                    Description
-------                    -----------

99.1                       Press Release issued May 9, 2005, filed herewith.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                         ANNAPOLIS BANCORP, INC.

Dated: May 9, 2005

                                                         /s/ Richard M. Lerner
                                                         -----------------------
                                                         Richard M. Lerner,
                                                         Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit                    Description
-------                    -----------

99.1                       Press Release issued May 9, 2005